[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2002

- CREDIT SUISSE
  JAPAN GROWTH FUND

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISERS REPORT
October 31, 2002

                                                                December 2, 2002

Dear Shareholder:

  For the 12 months ended October 31, 2002, the Common Class and Advisor Class shares of Credit Suisse Japan Growth Fund(1) (the "Fund") returns were down 20.25% and 20.81%, respectively, vs. a decline of 18.56% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").(2) The Fund's Class A shares(3),(4) (whose inception date is November 30, 2001) were down 26.07% in the 11-month period ended October 31, 2002, vs. a decline of 51.82% for the U.S.-dollar-denominated Tokyo Stock Exchange Index(2) in the same period.

  The Fund underperformed the broad universe of large-capitalization Japanese equities (as represented by the Fund's Topix benchmark) primarily as a result of our positions within two of Topix's industry classifications:

  - We prudently diversified the portfolio's exposure to the Finance & Insurance classification among a carefully selected group of companies that mainly included insurers, securities brokers and fund managers. Financial stocks as a group fared poorly, however, in response to mounting structural problems in the nation's banking system, as well as weakness both in the economy and financial markets. The Fund's relative performance suffered accordingly.

  - We owned a varied group of trading, retail and software names in the somewhat amorphous Commerce classification. Our largest Commerce holdings, unfortunately, were also our least successful ones.

  The most positive contributions to the Fund's overall return came from our allocations to Services, Manufacturing and Construction.

  In Services, the benefits of our comparatively strong stock selection were enhanced by our significantly above-benchmark weighting. In Manufacturing -- which accounts for the biggest chunk of Topix's composition -- a solid number of our holdings generated positive returns during a period when the index as a whole declined. Some of these, moreover, were among the portfolio's bigger positions. And in Construction, we owned a single name whose return was marginally negative and, therefore, much better than that of the benchmark.

  Looking ahead, we see little reason to be overly pessimistic about the prospects for Japanese equities. Economic data for August, for example, included industrial production that showed strong growth and inventory levels that fell. Our research, furthermore, has given us few signs of a marked slowdown over the course of the third quarter. We conclude that business has simply moved sideways after racking up healthy gains in the second quarter.

  Several dramatic policy-related developments that took place in late September have given us additional cause for optimism:

  - The Bank of Japan announced the unprecedented step of buying stocks directly from the banks. This served as a wake-up call to the government and financial system as a whole.

  - Subsequently, Prime Minister Koizumi replaced the head of the Financial Services Agency (FSA) with his reform-minded Economics Minister, Heizo Takenaka. This essentially removed a big obstacle to both a clean-up of the banks' mountain of non-performing loans and a resolution of the nation's banking crisis more generally.

  - Perhaps most important, leadership of the Bank of Japan and FSA appeared to be in agreement on the direction of overall policy for the first time.

P. Nicholas Edwards,                                       Todd Jacobson,
Co-Portfolio Manager                                       Co-Portfolio Manager

  INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
      CREDIT SUISSE JAPAN GROWTH FUND(1) COMMON CLASS SHARES, ADVISOR CLASS
        SHARES AND THE TOPIX INDEX (TOKYO)(2) FROM INCEPTION (12/29/95).
                                   (UNAUDITED)

         CREDIT SUISSE JAPAN GROWTH    CREDIT SUISSE JAPAN GROWTH FUND(1)
       FUND(1) COMMON CLASS -- $6,111       ADVISOR CLASS -- $5,825        TOPIX INDEX (TOKYO)(2) -- $4,818
12/95                        $ 10,000                            $ 10,000
12/95                        $ 10,000                            $ 10,000                          $ 10,000
 1/96                        $  9,880                            $  9,880                          $  9,865
 2/96                        $  9,660                            $  9,650                          $  9,703
 3/96                        $ 10,080                            $ 10,070                          $ 10,052
 4/96                        $ 10,780                            $ 10,770                          $ 10,722
 5/96                        $ 10,650                            $ 10,640                          $ 10,196
 6/96                        $ 11,080                            $ 11,060                          $ 10,241
 7/96                        $ 10,470                            $ 10,460                          $  9,738
 8/96                        $ 10,190                            $ 10,170                          $  9,324
 9/96                        $ 10,370                            $ 10,350                          $  9,613
10/96                        $  9,850                            $  9,830                          $  8,968
11/96                        $  9,860                            $  9,840                          $  9,035
12/96                        $  9,451                            $  9,420                          $  8,339
 1/97                        $  9,204                            $  9,180                          $  7,439
 2/97                        $  9,338                            $  9,300                          $  7,583
 3/97                        $  9,286                            $  9,260                          $  7,332
 4/97                        $  9,676                            $  9,640                          $  7,507
 5/97                        $ 10,856                            $ 10,820                          $  8,436
 6/97                        $ 11,328                            $ 11,370                          $  8,978
 7/97                        $ 11,985                            $ 12,100                          $  8,623
 8/97                        $ 10,826                            $ 10,930                          $  7,851
 9/97                        $ 10,928                            $ 10,970                          $  7,624
10/97                        $  9,995                            $  9,890                          $  7,041
11/97                        $  9,841                            $  9,740                          $  6,506
12/97                        $  9,594                            $  9,500                          $  5,994
 1/98                        $ 10,354                            $ 10,240                          $  6,630
 2/98                        $ 10,313                            $ 10,210                          $  6,682
 3/98                        $ 10,128                            $ 10,020                          $  6,253
 4/98                        $ 10,425                            $ 10,310                          $  6,166
 5/98                        $ 10,292                            $ 10,170                          $  5,872
 6/98                        $ 10,292                            $ 10,180                          $  5,907
 7/98                        $ 11,123                            $ 10,990                          $  5,824
 8/98                        $ 10,148                            $ 10,030                          $  5,222
 9/98                        $  9,358                            $  9,240                          $  5,129
10/98                        $  8,814                            $  8,710                          $  5,946
11/98                        $  9,882                            $  9,760                          $  6,224
12/98                        $  9,717                            $  9,590                          $  6,449
 1/99                        $ 10,436                            $ 10,300                          $  6,476
 2/99                        $ 10,702                            $ 10,560                          $  6,320
 3/99                        $ 12,375                            $ 12,200                          $  7,195
 4/99                        $ 13,822                            $ 13,460                          $  7,532
 5/99                        $ 13,278                            $ 12,930                          $  7,162
 6/99                        $ 17,382                            $ 16,909                          $  7,870
 7/99                        $ 19,250                            $ 18,730                          $  8,668
 8/99                        $ 20,994                            $ 20,399                          $  8,939
 9/99                        $ 23,426                            $ 22,759                          $  9,544
10/99                        $ 24,894                            $ 24,180                          $ 10,105
11/99                        $ 30,086                            $ 29,219                          $ 10,833
12/99                        $ 35,575                            $ 34,549                          $ 11,363
 1/00                        $ 30,743                            $ 29,849                          $ 10,763
 2/00                        $ 33,524                            $ 32,540                          $ 10,556
 3/00                        $ 29,228                            $ 28,354                          $ 11,255
 4/00                        $ 24,633                            $ 23,896                          $ 10,324
 5/00                        $ 20,090                            $ 19,488                          $  9,571
 6/00                        $ 20,605                            $ 19,940                          $ 10,181
 7/00                        $ 16,999                            $ 16,446                          $  8,976
 8/00                        $ 20,448                            $ 19,788                          $  9,594
 9/00                        $ 17,732                            $ 17,129                          $  9,237
10/00                        $ 14,926                            $ 14,394                          $  8,577
11/00                        $ 13,283                            $ 12,793                          $  8,349
12/00                        $ 11,134                            $ 10,698                          $  7,630
 1/01                        $ 12,653                            $ 12,135                          $  7,590
 2/01                        $ 10,958                            $ 10,495                          $  7,187
 3/01                        $ 11,454                            $ 11,041                          $  6,948
 4/01                        $ 12,077                            $ 11,635                          $  7,540
 5/01                        $ 11,438                            $ 11,026                          $  7,520
 6/01                        $ 10,654                            $ 10,260                          $  7,112
 7/01                        $  9,294                            $  8,933                          $  6,499
 8/01                        $  8,030                            $  7,715                          $  6,325
 9/01                        $  6,863                            $  6,590                          $  5,877
10/01                        $  7,662                            $  7,356                          $  5,921
11/01                        $  8,222                            $  7,871                          $  5,836
12/01                        $  8,334                            $  7,996                          $  5,389
 1/02                        $  8,014                            $  7,684                          $  4,972
 2/02                        $  7,998                            $  7,652                          $  5,186
 3/02                        $  8,782                            $  8,386                          $  5,476
 4/02                        $  8,766                            $  8,370                          $  5,769
 5/02                        $  8,671                            $  8,293                          $  6,179
 6/02                        $  7,823                            $  7,481                          $  5,854
 7/02                        $  7,167                            $  6,840                          $  5,516
 8/02                        $  6,927                            $  6,606                          $  5,437
 9/02                        $  6,399                            $  6,091                          $  5,179
10/02                        $  6,111                            $  5,825                          $  4,818

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          CREDIT SUISSE JAPAN GROWTH FUND(1) CLASS A SHARES(3),(4) AND
        THE TOPIX INDEX (TOKYO)(2) FROM INCEPTION (11/30/01). (UNAUDITED)

       CREDIT SUISSE JAPAN GROWTH FUND(1)  TOPIX INDEX (TOKYO)(2) -- $8,255
            CLASS A(3),(4) -- $6,972
11/01                            $  9,425                          $ 10,000
12/01                            $  9,554                          $  9,235
 1/02                            $  9,187                          $  8,519
 2/02                            $  9,169                          $  8,886
 3/02                            $ 10,050                          $  9,384
 4/02                            $ 10,032                          $  9,885
 5/02                            $  9,941                          $ 10,587
 6/02                            $  8,969                          $ 10,030
 7/02                            $  8,199                          $  9,452
 8/02                            $  7,906                          $  9,316
 9/02                            $  7,301                          $  8,874
10/02                            $  6,972                          $  8,255

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2002(1)

                                                                              SINCE
                                                    ONE YEAR   FIVE YEAR    INCEPTION
                                                    --------   ---------    ---------
Common Class                                         (6.76%)    (10.15%)    (6.39%)
Advisor Class                                        (7.58%)    (11.10%)    (7.08%)
Class A Without Sales Charge                            --          --     (22.57%)(4)
Class A With Maximum Sales Charge                       --          --     (26.97%)(4)

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2002(1)

                                                                              SINCE
                                                    ONE YEAR   FIVE YEAR    INCEPTION
                                                    --------   ---------    ---------
Common Class                                        (20.25%)     (9.37%)    (6.95%)
Advisor Class                                       (20.81%)    (10.05%)    (7.59%)
Class A Without Sales Charge                            --          --     (26.07%)(4)
Class A With Maximum Sales Charge                       --          --     (30.28%)(4)

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2) The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in U.S. dollars. Investors cannot invest directly in an index.
(3) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was -30.28%.
(4)  Returns for periods of less than one year are not annualized.

CREDIT SUISSE JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2002

                                                                                        NUMBER OF
                                                                                          SHARES        VALUE
                                                                                        ---------   -------------
COMMON STOCKS (97.3%)
JAPAN (95.7%)
AUTOMOBILES (10.6%)
    Honda Motor Company, Ltd.                                                              78,000   $    2,795,126
    Nissan Motor Company, Ltd.                                                            350,000        2,688,438
    Toyota Motor Corp.                                                                    101,000        2,456,857
                                                                                                    --------------
                                                                                                         7,940,421
                                                                                                    --------------
CHEMICALS (3.8%)
    Shin-Etsu Chemical Company, Ltd.                                                       92,800        2,863,400
                                                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
    Venture Link Company, Ltd.                                                            192,000        1,115,895
                                                                                                    --------------
COMPUTERS & PERIPHERALS (0.9%)
    MegaChips Corp.                                                                        65,300          679,619
                                                                                                    --------------
DIVERSIFIED FINANCIALS (14.0%)
    Daiwa Securities Group, Inc.                                                          422,000        1,970,383
    Nomura Holdings, Inc.                                                                 276,000        3,176,658
    Orix Corp.                                                                             51,700        2,924,597
    Shohkoh Fund & Company, Ltd.                                                           32,270        2,465,569
                                                                                                    --------------
                                                                                                        10,537,207
                                                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
    Japan Telecom Holdings Company, Ltd.                                                      721        1,895,106
    Nippon Telegraph and Telephone Corp.                                                      599        2,195,409
                                                                                                    --------------
                                                                                                         4,090,515
                                                                                                    --------------
ELECTRICAL EQUIPMENT (2.3%)
    Nitto Denko Corp.                                                                      65,200        1,719,065
                                                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.9%)
    Hoya Corp.                                                                              8,100          556,062
    Nidec Corp.                                                                            52,000        3,158,047
                                                                                                    --------------
                                                                                                         3,714,109
                                                                                                    --------------
FOOD & DRUG RETAILING (2.2%)
    Sugi Pharmacy Company, Ltd.                                                            43,000        1,667,264
                                                                                                    --------------
HOUSEHOLD DURABLES (3.3%)
    Funai Electric Company, Ltd.                                                           23,000        2,483,876
                                                                                                    --------------
INTERNET SOFTWARE & SERVICES (6.7%)
    Access Company, Ltd.*                                                                     149        1,763,586
    Index Corp.                                                                               876        1,823,419
    Livin' on the EDGE Company, Ltd.*                                                         750        1,444,826
                                                                                                    --------------
                                                                                                         5,031,831
                                                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS (10.8%)
    Konica Corp.                                                                          260,000        1,765,789
    Nintendo Company, Ltd.                                                                 16,700        1,608,573
    Sega Corp.*                                                                           111,500        1,347,035
    Sony Corp.                                                                             78,400        3,372,632
                                                                                                    --------------
                                                                                                         8,094,029
                                                                                                    --------------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                                                        NUMBER OF
                                                                                          SHARES        VALUE
                                                                                        ---------   --------------
COMMON STOCKS (CONCLUDED)
JAPAN (CONCLUDED)
MULTILINE RETAIL (3.4%)
    Ito-Yokado Company, Ltd.                                                               81,000   $    2,525,752
                                                                                                    --------------
OFFICE ELECTRONICS (2.9%)
    Minolta Company, Ltd.                                                                 564,000        2,209,849
                                                                                                    --------------
PERSONAL PRODUCTS (1.5%)
    Shiseido Company, Ltd.                                                                100,000        1,111,781
                                                                                                    --------------
PHARMACEUTICALS (0.3%)
    Fujisawa Pharmaceutical Company Ltd.                                                   11,000          213,704
                                                                                                    --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.8%)
    Advantest Corp.                                                                        24,000          789,511
    Rohm Company Ltd.                                                                      17,500        2,204,176
    Tokyo Electron, Ltd.                                                                   63,200        2,548,510
    Tokyo Seimitsu Company, Ltd.                                                           89,200        1,834,880
                                                                                                    --------------
                                                                                                         7,377,077
                                                                                                    --------------
SOFTWARE (5.8%)
    Intelligent Wave, Inc.                                                                  1,000        1,738,689
    Open Loop, Inc.*                                                                          120          186,113
    Works Applications Company, Ltd.*                                                         630        2,417,023
                                                                                                    --------------
                                                                                                         4,341,825
                                                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS (1.8%)
    Sumitomo Corp.                                                                        312,000        1,352,357
                                                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES (3.8%)
    NTT DoCoMo, Inc.*                                                                       1,534        2,829,933
                                                                                                    --------------
TOTAL JAPAN                                                                                             71,899,509
                                                                                                    --------------
UNITED STATES (1.6%)
INTERNET SOFTWARE & SERVICES (1.6%)
    Internet Initiative Japan, Inc. ADR*                                                  375,600        1,201,920
                                                                                                    --------------
TOTAL UNITED STATES                                                                                      1,201,920
                                                                                                    --------------

TOTAL COMMON STOCKS (Cost $111,469,754)                                                                 73,101,429
                                                                                                    --------------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                                                            PAR
                                                                                           (000)        VALUE
                                                                                          -------   --------------
SHORT-TERM INVESTMENT (3.7%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.750%, 11/01/02
    (Cost $2,806,000)                                                                     $ 2,806   $    2,806,000
                                                                                                    --------------

TOTAL INVESTMENTS AT VALUE (101.0%) (Cost $114,275,754)                                                 75,907,429

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)                                                             (730,946)
                                                                                                    --------------

NET ASSETS (100.0%)                                                                                 $   75,176,483
                                                                                                    ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

*    Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS
    Investments at value (Cost $114,275,754)                                                       $   75,907,429(1)
    Cash                                                                                                       82
    Foreign currency (Cost $22,382)                                                                        22,598
    Collateral received for securities loaned                                                          16,060,259
    Receivable for investments sold                                                                       670,946
    Dividend and interest receivable                                                                      128,462
    Receivable for fund shares sold                                                                        11,557
    Prepaid expenses and other assets                                                                      43,519
                                                                                                   --------------
      Total Assets                                                                                     92,844,852
                                                                                                   --------------

LIABILITIES
    Advisory fee payable                                                                                   27,351
    Administrative services fee payable                                                                    14,142
    Directors' fee payable                                                                                  2,281
    Distribution fee payable                                                                               25,944
    Payable upon return of securities loaned                                                           16,060,259
    Payable for investments purchased                                                                     768,695
    Unrealized depreciation on forward currency contracts                                                 594,081
    Payable for fund shares redeemed                                                                       24,060
    Other accrued expenses payable                                                                        151,556
                                                                                                   --------------
      Total Liabilities                                                                                17,668,369
                                                                                                   --------------

NET ASSETS
    Capital stock, $0.001 par value                                                                        19,705
    Paid-in capital                                                                                   170,733,267
    Accumulated net realized loss on investments and foreign currency transactions                    (56,613,955)
    Net unrealized depreciation from investments and foreign currency transactions                    (38,962,534)
                                                                                                   --------------
      Net Assets                                                                                   $   75,176,483
                                                                                                   ==============

COMMON SHARES
    Net assets                                                                                     $   74,693,639
    Shares outstanding                                                                                 19,576,395
                                                                                                   --------------
    Net asset value, offering price and redemption price per share                                 $         3.82
                                                                                                   ==============

ADVISOR SHARES
    Net assets                                                                                     $      400,115
    Shares outstanding                                                                                    107,325
                                                                                                   --------------
    Net asset value, offering price and redemption price per share                                 $         3.73
                                                                                                   ==============

A SHARES
    Net assets                                                                                     $       82,729
    Shares outstanding                                                                                     21,752
                                                                                                   --------------
    Net asset value and redemption price per share                                                 $         3.80
                                                                                                   ==============
    Maximum offering price per share (net asset value/(1-5.75%))                                   $         4.03
                                                                                                   ==============

(1)  Including $15,316,263 of securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME
    Dividend                                                                                       $      306,024
    Securities lending                                                                                     80,155
    Interest                                                                                               16,820
    Foreign taxes withheld                                                                                (59,910)
                                                                                                   --------------
      Total investment income                                                                             343,089
                                                                                                   --------------

EXPENSES
    Investment advisory fees                                                                              958,915
    Administrative services fees                                                                          134,703
    Shareholder servicing/Distribution fees                                                               193,602
    Transfer agent fees                                                                                   475,394
    Printing fees                                                                                          81,115
    Registration fees                                                                                      69,844
    Custodian fees                                                                                         39,019
    Legal fees                                                                                             35,659
    Interest expense                                                                                       17,987
    Directors' fees                                                                                        17,790
    Audit fees                                                                                             17,289
    Insurance expense                                                                                      14,032
    Miscellaneous expense                                                                                   8,481
                                                                                                   --------------
      Total expenses                                                                                    2,063,830
    Less:  fees waived                                                                                   (719,672)
                                                                                                   --------------
      Net expenses                                                                                      1,344,158
                                                                                                   --------------
        Net investment loss                                                                            (1,001,069)
                                                                                                   --------------

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                                (27,032,648)
    Net realized loss on foreign currency transactions                                                 (4,339,547)
    Net change in unrealized appreciation (depreciation) from investments                              (8,559,015)
    Net change in unrealized appreciation (depreciation) from foreign currency translations               (28,565)
                                                                                                   --------------
    Net realized and unrealized loss from investments and foreign currency related items              (39,959,775)
                                                                                                   --------------
    Net decrease in net assets resulting from operations                                           $  (40,960,844)
                                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR         FOR THE YEAR
                                                                                     ENDED                ENDED
                                                                                OCTOBER 31, 2002     OCTOBER 31, 2001
                                                                                ----------------     ----------------
FROM OPERATIONS
  Net investment loss                                                           $    (1,001,069)     $    (1,323,724)
  Net realized loss on investments and foreign currency transactions                (31,372,195)         (10,605,722)
  Net change in unrealized appreciation (depreciation) from investments
   and foreign currency translations                                                 (8,587,580)         (50,131,563)
                                                                                ---------------      ---------------

   Net decrease in net assets resulting from operations                             (40,960,844)         (62,061,009)
                                                                                ---------------      ---------------

FROM DISTRIBUTION
  Dividends from net realized gains
   Common Class shares                                                                       --          (26,886,012)
   Advisor shares                                                                            --             (356,710)
                                                                                ---------------      ---------------

   Net decrease in net assets resulting from distributions                                   --          (27,242,722)
                                                                                ---------------      ---------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                       64,025,560          209,410,307
  Exchange value of shares due to merger                                             71,542,110                   --
  Reinvestment of dividends and distributions                                                --           26,286,140
  Net asset value of shares redeemed                                                (72,146,335)(1)     (273,010,785)(2)
                                                                                ---------------      ---------------

   Net increase (decrease) in net assets from capital share transactions             63,421,335          (37,314,338)
                                                                                ---------------      ---------------
  Net increase (decrease) in net assets                                              22,460,491         (126,618,069)

NET ASSETS
  Beginning of year                                                                  52,715,992          179,334,061
                                                                                ---------------      ---------------
  End of year                                                                   $    75,176,483      $    52,715,992
                                                                                ===============      ===============

(1)  Net of $195,013 of redemption fees retained by the fund.
(2)  Net of $1,297,749 of redemption fees retained by the fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------
                                                       2002           2001           2000           1999            1998
                                                    ----------     ----------     ----------     ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period              $     4.79     $    11.54     $    24.26     $     8.59      $     9.74
                                                    ----------     ----------     ----------     ----------      ----------
INVESTMENT OPERATIONS
  Net investment loss                                    (0.06)(1)      (0.12)         (0.42)         (0.10)          (0.07)(1)
  Net gain (loss) on investments
    (both realized and unrealized)
    and foreign currency related items
    (both realized and unrealized)                       (0.92)         (4.73)         (8.64)         15.77           (1.08)
                                                    ----------     ----------     ----------     ----------      ----------
      Total from investment operations                   (0.98)         (4.85)         (9.06)         15.67           (1.15)
                                                    ----------     ----------     ----------     ----------      ----------

LESS DISTRIBUTIONS
  Distributions from net realized gains                     --          (2.02)         (3.75)            --              --
                                                    ----------     ----------     ----------     ----------      ----------
REDEMPTION FEES                                           0.01           0.12           0.09             --              --
                                                    ----------     ----------     ----------     ----------      ----------
NET ASSET VALUE, END OF PERIOD                      $     3.82     $     4.79     $    11.54     $    24.26      $     8.59
                                                    ==========     ==========     ==========     ==========      ==========
      Total return(2)                                   (20.25)%       (48.66)%       (40.04)%       182.42%         (11.81)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $   74,694     $   51,805     $  117,080     $  525,489      $   40,519
    Ratio of expenses to average net assets               1.75%          1.76%(3)       1.77%(3)       1.76%(3)        1.75%(3)
    Ratio of net investment loss to average
      net assets                                         (1.30)%        (1.38)%        (1.41)%        (1.32)%         (0.76)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.94%          0.77%          0.53%          0.45%           0.53%
  Portfolio turnover rate                                   69%            59%           118%           171%             76%

(1) Per share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .01%, .02%, .01% and .00% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.75% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------
                                                       2002           2001           2000           1999            1998
                                                    ----------     ----------     ----------     ----------      ----------
PER SHARE DATA
  Net asset value, beginning of period              $     4.71     $    11.42     $    24.18     $     8.71      $     9.89
                                                    ----------     ----------     ----------     ----------      ----------
INVESTMENT OPERATIONS
  Net investment loss                                    (0.08)(1)      (0.11)         (0.42)         (0.06)          (0.11)(1)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                       (0.90)         (4.66)         (8.63)         15.53           (1.07)
                                                    ----------     ----------     ----------     ----------      ----------

      Total from investment operations                   (0.98)         (4.77)         (9.05)         15.47           (1.18)
                                                    ----------     ----------     ----------     ----------      ----------

LESS DISTRIBUTIONS
  Distributions from net realized gains                     --          (2.00)         (3.73)            --              --
                                                    ----------     ----------     ----------     ----------      ----------
REDEMPTION FEES                                             --(2)        0.06           0.02             --              --
                                                    ----------     ----------     ----------     ----------      ----------
NET ASSET VALUE, END OF PERIOD                      $     3.73     $     4.71     $    11.42     $    24.18      $     8.71
                                                    ==========     ==========     ==========     ==========      ==========

      Total return(3)                                   (20.81)%       (48.90)%       (40.47)%       177.61%         (11.93)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $      400     $      911     $    2,254     $    3,375      $       22
    Ratio of expenses to average net assets               2.00%          2.01%(4)       2.02%(4)       2.01%(4)        2.00%(4)
    Ratio of net investment loss to average
      net assets                                         (1.62)%        (1.63)%        (1.66)%        (1.55)%         (1.11)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.93%          0.76%          0.58%          0.54%           0.58%
  Portfolio turnover rate                                   69%            59%           118%           171%             76%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01%, .02%, .01% and .00% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 2.00% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout The Period)

                                                                                  FOR THE PERIOD
                                                                                       ENDED
                                                                                OCTOBER 31, 2002(1)
                                                                                -------------------
PER SHARE DATA
  Net asset value, beginning of period                                                    $    5.14
                                                                                          ---------

INVESTMENT OPERATIONS
  Net investment loss                                                                         (0.05)(2)
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                                                            (1.29)
                                                                                          ---------

      Total from investment operations                                                        (1.34)
                                                                                          ---------

NET ASSET VALUE, END OF PERIOD                                                            $    3.80
                                                                                          =========

      Total return                                                                           (26.07)%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                                $      83
    Ratio of expenses to average net assets                                                    1.75%(4)
    Ratio of net investment loss to
      average net assets                                                                      (1.05)%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                                                     0.79%(4)
  Portfolio turnover rate                                                                        69%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The Credit Suisse Japan Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company that seeks long term growth of capital. The Fund was incorporated under the laws of the State of Maryland on October 10, 1995.

  The Fund is authorized to offer three classes of shares: Common Class, Advisor Class, and Class A shares. Effective November 30, 2001 the Fund began offering Class A shares. Effective December 12, 2001, the Fund closed the Common Class to new investors. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Common Class shares bear expenses paid pursuant to a distribution plan adopted by the Fund at an annual rate of .25% of the average daily net asset value of the Fund's outstanding Common Class shares. Advisor Class shares bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by the Fund at an annual rate not to exceed .75% of the average daily net asset value of the Advisor Class shares. Advisor Class shares currently bear expenses of .50% of average daily net assets. Class A shares are sold subject to a front-end sales charge of 5.75% and bear expenses paid pursuant to a distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares.

  Effective as of the close of business on April 26, 2002, the Fund acquired all of the net assets of the Credit Suisse Japan Small Cap Fund ("Japan Small Cap") in a tax-free exchange of shares. The shares exchanged were 12,704,647 shares (valued at $70,891,924) of the Common Class of the Fund for 36,420,598 shares of the Common Class of Japan Small Cap and 116,521 shares (valued at $650,186) of the Common Class of the Fund for 333,929 shares of Advisor Class of Japan Small Cap. Japan Small Cap's net assets of $71,542,110 at that date, which included $11,950,033 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of Japan Small Cap and the Fund immediately before the acquisition were $71,542,110 and $53,240,429, respectively, and the combined net assets of the Fund were $124,782,539.

  A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula, or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's fair value.

  B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

  C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

  E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

  H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter- parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into.

  At October 31, 2002, the Fund had the following open forward foreign currency contracts:

                                     EXPIRATION    FOREIGN CURRENCY      CONTRACT          CONTRACT         UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT       DATE          TO BE SOLD          AMOUNT            VALUE              LOSS
---------------------------------    ----------    ----------------   --------------    --------------     -----------
Japanese Yen                           1/14/03     Y(8,137,600,000)   $ (65,917,651)    $ (66,511,732)     $ (594,081)

  I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans (including the right to draw on letter of credit) at October 31, 2002 is as follows:

           MARKET VALUE OF                                VALUE OF
           SECURITIES LOANED                         COLLATERAL RECEIVED
           -----------------                         -------------------
             $ 15,316,263                                $ 16,060,259

  Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by the Fund to act as the Fund's securities lending agent. CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

  J) OTHER -- The Fund invests in securities of foreign countries and governments (primarily Japan) which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

  The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2002, investment advisory fees earned, and voluntarily waived, were $958,915 and $719,672, respectively.

  Effective May 1, 2002, Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan"), an affiliate of CSAM, became a sub-investment adviser to the Fund. CSAM Ltd. Japan's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

  Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), an affiliate of CSAM, became a sub-investment adviser to the Fund. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

  Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Fund. At its meeting held on February 12, 2002, the Board of Directors approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective July 1, 2002.

  For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the year ended October 31, 2002, co-administrative services fees earned by CSAMSI were $76,704.

  For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------               -----------
           First $500 million          .08% of average daily net assets
           Next $1 billion             .07% of average daily net assets
           Over $1.5 billion           .06% of average daily net assets

  For the period November 1, 2001 through June 30, 2002, co-administrative services fees earned by PFPC (including out-of-pocket expenses) were $32,552.

  For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds co-administered by SSB and allocated based upon relative average net assets of each fund.

           AVERAGE DAILY NET ASSETS               ANNUAL RATE
           ------------------------               -----------
           First $5 billion           .050% of average daily net assets
           Next $5 billion            .035% of average daily net assets
           Over $10 billion           .020% of average daily net assets

  For the period July 1, 2002 through October 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket expenses) were $25,447.

  In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. For the Common Class shares the fee is calculated at an annual rate of .25% of average daily net assets. For the Advisor Class shares the shareholder servicing and distribution fee is calculated at an annual rate of .50% of average daily net assets. For the Class A shares the fee is calculated at an annual rate of .25% of the average daily net assets of Class A shares. CSAMSI may use this fee to compensate service organizations for shareholder servicing. For the year ended October 31, 2002, shareholder servicing and distribution fees earned by CSAMSI were as follows:

                                                    SHAREHOLDER SERVICING/
                                                       DISTRIBUTION FEE
                                                    ----------------------
           Common Class                                    $ 189,746
           Advisor Class                                       3,685
           Class A                                               171
                                                           ---------
                                                             193,602
                                                           =========

  Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAMSI. CSAMSI is reimbursed by the Fund. For the year ended October 31, 2002, the Fund reimbursed CSAMSI $165,690, which is included in the Fund's transfer agent expense.

  For the year ended October 31, 2002, CSAMSI and its affiliates advised the Fund that it retained $155,627 from commissions earned on the sale of the Fund's shares.

  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2002, Merrill was paid $32,884 for its services to the Fund.

NOTE 3. LINE OF CREDIT

  Through June 18, 2002, the Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility")with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Prior Credit Facility, which was allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

  Effective June 19, 2002, the Participating Funds, together with additional funds/portfolios advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At October 31, 2002, there were no loans outstanding for the Fund either under the New Credit Facility or the Prior Credit Facility. During the year ended October 31, 2002, the Fund had borrowings under the Prior Credit Facility and/or the New Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE            MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           -------------        ----------------          ----------------
             $ 994,130               2.285%                  $ 1,976,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

  For the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $53,796,587 and $81,412,086, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

  The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the

Fund are designated Common Class shares, two billion shares of the Fund are designated Advisor Class shares and one billion shares of the Fund are designated Class A shares. Transactions in capital shares for each class were as follows:

                                                        COMMON CLASS
                                 ---------------------------------------------------------
                                      FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                 ---------------------------------------------------------
                                    SHARES        VALUE           SHARES        VALUE
                                 -----------  -------------    -----------  --------------
Shares sold                       10,806,719  $  63,734,869     28,910,781  $  208,537,937
Shares issued in reinvestment
  of dividends                            --             --      3,056,021      26,006,517
Exchange value of shares due
  to merger                       12,821,168     71,542,110             --              --
Shares redeemed                  (14,862,013)   (71,576,550)   (36,504,510)   (271,812,366)
                                 -----------  -------------    -----------  --------------
Net increase (decrease)            8,765,874  $  63,700,429     (4,537,708) $  (37,267,912)
                                 ===========  =============    ===========  ==============

                                                        ADVISOR CLASS
                                 ---------------------------------------------------------
                                      FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                       OCTOBER 31, 2002              OCTOBER 31, 2001
                                 ---------------------------------------------------------
                                    SHARES        VALUE           SHARES        VALUE
                                 -----------  -------------    -----------  --------------
Shares sold                            2,279  $      11,304        127,090  $      872,369
Shares issued in reinvestment
  of dividends                            --             --         33,368         279,623
Shares redeemed                      (88,423)      (412,598)      (164,373)     (1,198,419)
                                 -----------  -------------    -----------  --------------
Net decrease                         (86,144) $    (401,294)        (3,915) $      (46,427)
                                 ===========  =============    ===========  ==============

                                           CLASS A
                                 --------------------------
                                    FOR THE PERIOD ENDED
                                     OCTOBER 31, 2002(1)
                                 --------------------------
                                    SHARES        VALUE
                                 -----------  -------------
Shares sold                           56,917  $     279,387
Shares redeemed                      (35,165)      (157,187)
                                 -----------  -------------
Net increase                          21,752  $     122,200
                                 ===========  =============

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

  The Board of Directors of the Fund approved the imposition of a redemption fee plan, effective May 30, 2000. Effective September 16, 2002, the Fund modified its existing redemption fee (short-term trading fee), imposing a 2% redemption fee on Common Class shares that are purchased on or after September 16, 2002, and redeemed or exchanged within 30 days from the date of purchase. The holding period required to avoid a redemption fee was reduced from 6 months to 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, and is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

  On October 31, 2002, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund were as follows:

                                              NUMBER OF      APPROXIMATE PERCENTAGE
                                            SHAREHOLDERS     OF OUTSTANDING SHARES
                                            ------------     ----------------------
           Common Class                          2                    52%
           Advisor Class                         5                    57%
           Class A                               1                    98%

  Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

  Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

  The tax characteristics of dividends and distributions paid during the period ended October 31, for the Japan Growth Fund were as follows:

             ORDINARY INCOME                 LONG-TERM CAPITAL GAIN
           -------------------             --------------------------
           2002           2001             2002              2001
           ----           ----             ----          ------------
           $ --           $ --             $ --          $ 27,242,722

  At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

           Undistributed ordinary income           $          --
           Accumulated realized gain (loss)          (56,739,385)
           Unrealized appreciation (depreciation)    (38,837,105)
                                                   -------------
                                                     (95,576,490)
                                                   =============

  At October 31, 2002, the Fund's capital loss carryovers available to offset possible future capital gains were as follows:

                               EXPIRES OCTOBER 31,
                  --------------------------------------------
                      2008            2009            2010
                  -----------     ------------    ------------
                  $ 3,289,546     $ 23,979,558    $ 29,470,281

  At October 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows $114,744,406, $4,547,541, $(43,384,646) and $(38,837,105), respectively.

  At October 31, 2002, the Fund reclassified $1,001,068 from accumulated undistributed net investment income and $13,856,119 from paid-in capital, to accumulated net realized gain (loss) from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency gains, net operating losses and capital loss carryovers from a fund acquisition. Net assets were not affected by these reclassifications.

CREDIT SUISSE JAPAN GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Japan Growth Fund, Inc.:

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Japan Growth Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or period) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 18, 2002

CREDIT SUISSE JAPAN GROWTH FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS

  Richard H. Francis          Director and    Since                Currently retired;    53             Director of
  c/o Credit Suisse Asset     Audit           1999                 Executive Vice                       The Indonesia
  Management, LLC.            Committee                            President and                        Fund, Inc.
  466 Lexington Avenue        Member                               Chief Financial
  New York, New York                                               Officer of Pan Am
  10017-3147                                                       Corporation and
                                                                   Pan American
  Age: 70                                                          World Airways,
                                                                   Inc. from 1988 to
                                                                   1991

  Jack W. Fritz               Director and    Since                Private investor;     52             Director of
  2425 North Fish Creek Road  Audit           Fund                 Consultant and                       Advo, Inc.
  P.O. Box 1287               Committee       Inception            Director of Fritz                    (direct mail
  Wilson, Wyoming 83014       Member                               Broadcasting, Inc.                   advertising)
                                                                   and Fritz
  Age: 75                                                          Communications
                                                                   (developers and
                                                                   operators of radio
                                                                   stations) since
                                                                   1987

  Jeffrey E. Garten           Director and    Since                Dean of Yale          52             Director of
  Box 208200                  Audit           1998                 School of                            Aetna, Inc.;
  New Haven, Connecticut      Committee                            Management and                       Director of
  06520-8200                  Member                               William S. Beinecke                  Calpine Energy
                                                                   Professor in the                     Corporation;
  Age: 56                                                          Practice of                          Director of
                                                                   International                        CarMax Group
                                                                   Trade and Finance;                   (used car
                                                                   Undersecretary of                    dealers)
                                                                   Commerce for
                                                                   International Trade
                                                                   from November 1993
                                                                   to October 1995;
                                                                   Professor at
                                                                   Columbia University
                                                                   from September
                                                                   1992 to November
                                                                   1993
----------
(1)  Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                       25

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS--(CONTINUED)

  Peter F. Krogh              Director and    Since                Dean Emeritus and     52             Member of
  301 ICC                     Audit           2001                 Distinguished                        Board
  Georgetown University       Committee                            Professor of                         of The Carlisle
  Washington, DC 20057        Member                               International                        Companies Inc.;
                                                                   Affairs at the                       Member of
  Age: 65                                                          Edmund A. Walsh                      Selection
                                                                   School of Foreign                    Committee
                                                                   Service, Georgetown                  for Truman
                                                                   University;                          Scholars and
                                                                   Moderator of PBS                     Henry Luce
                                                                   foreign affairs                      Scholars; Senior
                                                                   television series                    Associate of
                                                                                                        Center for
                                                                                                        Strategic and
                                                                                                        International
                                                                                                        Studies; Trustee
                                                                                                        of numerous
                                                                                                        world affairs
                                                                                                        organizations

  James S. Pasman, Jr.        Director and    Since                Currently retired;    54             Director of
  c/o Credit Suisse Asset     Audit           1999                 President and Chief                  Education
  Management, LLC.            Committee                            Operating Officer                    Management
  466 Lexington Avenue        Member                               of National                          Corp.; Director
  New York, New York                                               InterGroup, Inc.                     of Credit
  10017-3147                                                       (holding company)                    Suisse Asset
                                                                   from April 1989 to                   Management
  Age: 71                                                          March 1991; Chairman                 Income Fund,
                                                                   of Permian Oil Co.                   Inc.; Trustee of
                                                                   from April 1989 to                   Credit Suisse
                                                                   March 1991                           High Yield Bond
                                                                                                        Fund

                                       26

                                              TERM                                       NUMBER OF
                                              OF OFFICE(1)                               PORTFOLIOS IN
                                              AND                                        FUND
                              POSITION(S)     LENGTH               PRINCIPAL             COMPLEX        OTHER
                              HELD WITH       OF TIME              OCCUPATION(S) DURING  OVERSEEN BY    DIRECTORSHIPS
  NAME, ADDRESS AND AGE       FUND            SERVED               PAST FIVE YEARS       DIRECTOR       HELD BY DIRECTOR
  --------------------------  --------------  -------------------  --------------------  -------------  ------------------
  INDEPENDENT DIRECTORS--(CONTINUED)

  Steven N. Rappaport         Director and    Since                Partner of Lehigh     53             Director of
  Lehigh Court LLC            Audit           1999                 Court LLC since July                 The First Israel
  40 East 52nd Street         Committee                            2002; President of                   Fund, Inc.
  New York, New York          Chairman                             Sunguard Securities
  10022                                                            Finance, Inc. from
                                                                   2001 through July
  Age: 52                                                          2002; President of
                                                                   Loanet, Inc.
                                                                   (on-line accounting
                                                                   service) from 1995
                                                                   to 2001; Director,
                                                                   President, North
                                                                   American Operations,
                                                                   and former Executive
                                                                   Vice President from
                                                                   1992 to 1993 of
                                                                   Worldwide Operations
                                                                   of Metallurg Inc.
                                                                   (manufacturer of
                                                                   specialty metals and
                                                                   alloys); Executive
                                                                   Vice President,
                                                                   Telerate, Inc.
                                                                   (provider of
                                                                   real-time
                                                                   information to the
                                                                   capital markets)
                                                                   from 1987 to 1992;
                                                                   Partner in the law
                                                                   firm of Hartman &
                                                                   Craven until 1987

  INTERESTED DIRECTOR

  William W. Priest(2)        Director        Since                Senior Partner and    59             Director of The
  Steinberg Priest & Sloane                   1999                 Fund Manager,                        Brazilian Equity
  Capital Management                                               Steinberg Priest &                   Fund, Inc.; The
  12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
  12th Floor                                                       Management since                     The Emerging
  New York, New York                                               March 2001; Chairman                 Markets Tele-
  10017                                                            and Managing                         communications
                                                                   Director of CSAM                     Fund, Inc.; The
  Age: 61                                                          from 2000 to                         First Israel Fund,
                                                                   February 2001, Chief                 Inc.; The Latin
                                                                   Executive Officer                    America Equity
                                                                   and Managing                         Fund, Inc.; The
                                                                   Director of CSAM                     Indonesia Fund,
                                                                   from 1990 to 2000                    Inc.; and Credit
                                                                                                        Suisse Asset
                                                                                                        Management
                                                                                                        Income Fund, Inc.
------------------
(2)  Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February
     2001.

                                       27

                                              TERM
                                              OF OFFICE(1)
                                              AND
                              POSITION(S)     LENGTH
                              HELD WITH       OF TIME
  NAME, ADDRESS AND AGE       FUND            SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  --------------------------  --------------  -------------------  --------------------------------------------------------
  OFFICERS

  Laurence R. Smith           Chairman        Since                Managing Director and Global Chief Investment Officer of
  Credit Suisse Asset                         2002                 CSAM; Associated with JP Morgan Investment Management
  Management, LLC                                                  from 1981 to 1999; Officer of other Credit Suisse Funds.
  466 Lexington Avenue
  New York, New York
  10017-3147

  Age: 44

  Hal Liebes, Esq.            Vice President  Since                Managing Director and Global General Counsel of CSAM;
  Credit Suisse Asset         and Secretary   1999                 Associated with Lehman Brothers, Inc. from 1996 to 1997;
  Management, LLC                                                  Associated with CSAM from 1995 to 1996; Associated with
  466 Lexington Avenue                                             CS First Boston Investment Management from 1994 to
  New York, New York                                               1995; Associated with Division of Enforcement, U.S.
  10017-3147                                                       Securities and Exchange Commission from 1991 to 1994;
                                                                   Officer of other Credit Suisse Funds.
  Age: 38

  Michael A. Pignataro        Treasurer and   Since                Director and Director of Fund Administration of CSAM;
  Credit Suisse Asset         Chief           1999                 Associated with CSAM since 1984; Officer of other
  Management, LLC             Financial                            Credit Suisse Funds.
  466 Lexington Avenue        Officer
  New York, New York
  10017-3147

  Age: 43

  Gregory N. Bressler, Esq.   Assistant       Since                Vice President and Legal Counsel of CSAM since
  Credit Suisse Asset         Secretary       2000                 January 2000; Associated with the law firm of
  Management, LLC                                                  Swidler Berlin Shereff Friedman LLP from 1996 to 2000;
  466 Lexington Avenue                                             Officer of other Credit Suisse Funds.
  New York, New York
  10017-3147

  Age: 36

                                       28

                                              TERM
                                              OF OFFICE(1)
                                              AND
                              POSITION(S)     LENGTH
                              HELD WITH       OF TIME
  NAME, ADDRESS AND AGE       FUND            SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  --------------------------  --------------  -------------------  --------------------------------------------------------
  OFFICERS--(CONTINUED)

  Kimiko T. Fields, Esq.      Assistant       Since                Assistant Vice President and Legal Counsel of CSAM since
  Credit Suisse Asset         Secretary       2002                 December 2000; Assistant Vice President, Institutional
  Management, LLC                                                  Marketing Department, CSAM, from January 2000 to
  466 Lexington Avenue                                             December 2000; Marketing Associate, International Equity
  New York, New York                                               Department, Warburg Pincus Asset Management, Inc. from
  10017-3147                                                       January 1998 to January 2000; self-employed author and
                                                                   consultant, from January 1996 to December 1997;
  Age: 38                                                          Officer of other Credit Suisse Funds.

  Rocco A. Del Guercio        Assistant       Since                Vice President and Administrative Officer of CSAM;
  Credit Suisse Asset         Treasurer       1999                 Associated with CSAM since June 1996; Assistant
  Management, LLC                                                  Treasurer, Bankers Trust Co. -- Fund Administration
  466 Lexington Avenue                                             from March 1994 to June 1996; Mutual Fund Accounting
  New York, New York                                               Supervisor, Dreyfus Corporation from April 1987 to
  10017-3147                                                       March 1994; Officer of other Credit Suisse Funds.

  Age: 39

  Joseph Parascondola         Assistant       Since                Assistant Vice President -- Fund Administration of
  Credit Suisse Asset         Treasurer       2000                 CSAM since April 2000; Assistant Vice President, Deutsche
  Management, LLC                                                  Asset Management from January 1999 to April 2000;
  466 Lexington Avenue                                             Assistant Vice President, Weiss, Peck & Greer LLC
  New York, New York                                               from November 1995 to December 1998; Officer of other
  10017-3147                                                       Credit Suisse Funds.

  Age: 39

  Robert M. Rizza             Assistant       Since                Assistant Vice President of CSAM since January 2001;
  Credit Suisse Asset         Treasurer       2002                 Administrative Officer of CSAM from March 1998 to
  Management, LLC                                                  December 2000; Assistant Treasurer of Bankers Trust Co.
  466 Lexington Avenue                                             from April 1994 to March 1998; Officer of other
  New York, New York                                               Credit Suisse Funds.
  10017-3147

  Age: 37

  The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE JAPAN GROWTH FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)

A special meeting of shareholders of the Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Fund and the results are presented below. Shares delivered not voted are included on the total for each proposal.

To approve a Sub-Investment Advisory Agreement for the Fund, Credit Suisse Asset Management LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"):

                                               % OF TOTAL SHARES     % OF TOTAL
                                   SHARES         OUTSTANDING       SHARES VOTED
                               -------------   -----------------    ------------
           For                 16,033,267.66         77.80%            97.22%
           Against                252,456.04          1.22%             1.53%
           Abstain                206,074.50          1.00%             1.25%

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSJGF-2-1002